Exhibit 99.4

This Statement on Form 4 is filed jointly by AP Summerville, LLC, Apollo Real Estate Investment Fund III, L.P., Kronus Property III, Inc., Apollo Real Estate Management III, L.P., Apollo Real Estate Advisors III, L.P., Apollo Real Estate Management III, Inc., Apollo Real Estate Capital Advisors III, Inc., AP Summerville II, LLC, Apollo Real Estate Investment Fund IV, L.P., Kronus Property IV, Inc., Apollo Real Estate Management IV, L.P., Apollo Real Estate Advisors IV, L.P., Apollo Real Estate Management IV, Inc., and Apollo Real Estate Capital Advisors IV, Inc.  The principal business address of each of the Reporting Persons is c/o Apollo Real Estate Advisors, 60 Columbus Circle, 20th Floor, New York, New York 10023.

Name of Designated Filer:  Apollo Real Estate Advisors III, L.P.

Date of Event Requiring Statement:  January 13, 2009

Issuer Name and Ticker or Trading Symbol: Emeritus Corporation (ESC)

AP SUMMERVILLE, LLC

By:	APOLLO REAL ESTATE INVESTMENT FUND III, L.P.
Its Sole Member

By:	APOLLO REAL ESTATE ADVISORS III, L.P.
Its General Partner

By:	APOLLO REAL ESTATE CAPITAL
ADVISORS III, INC.
Its General Partner

By:	/s/	Stuart Koenig
Name:	Stuart Koenig
Title:	Vice President

APOLLO REAL ESTATE INVESTMENT FUND III, L.P.

By:	APOLLO REAL ESTATE ADVISORS III, L.P.
Its General Partner

By:	APOLLO REAL ESTATE CAPITAL
ADVISORS III, INC.
Its General Partner

By:	/s/	Stuart Koenig
Name:	Stuart Koenig
Title:	Vice President

KRONUS PROPERTY III, INC.

By:	/s/	Stuart Koenig
Name:	Stuart Koenig
Title:	Vice President

APOLLO REAL ESTATE ADVISORS III, L.P.

By:	APOLLO REAL ESTATE CAPITAL
ADVISORS III, INC.
Its General Partner

By:	/s/	Stuart Koenig
Name:	Stuart Koenig
Title:	Vice President

APOLLO REAL ESTATE CAPITAL ADVISORS III, INC.

By:	/s/ Stuart Koenig
Name:	Stuart Koenig
Title:	Vice President

APOLLO REAL ESTATE MANAGEMENT III, L.P.

By:	APOLLO REAL ESTATE MANAGEMENT III, INC.
Its General Partner

By:	/s/	Stuart Koenig
Name:	Stuart Koenig
Title:	Vice President

APOLLO REAL ESTATE MANAGEMENT III, INC.

By:	/s/	Stuart Koenig
Name:	Stuart Koenig
Title:	Vice President

AP SUMMERVILLE II, LLC

By:	APOLLO REAL ESTATE INVESTMENT FUND IV, L.P.
Its Sole Member

By:	APOLLO REAL ESTATE ADVISORS IV, L.P.
Its General Partner

By:	APOLLO REAL ESTATE CAPITAL
ADVISORS IV, INC.
Its General Partner

By:	/s/	Stuart Koenig
Name:	Stuart Koenig
Title:	Vice President

APOLLO REAL ESTATE INVESTMENT FUND IV, L.P.

By:	APOLLO REAL ESTATE ADVISORS IV, L.P.
Its General Partner

By:	APOLLO REAL ESTATE CAPITAL
ADVISORS IV, INC.
Its General Partner

By:	/s/	Stuart Koenig
Name:	Stuart Koenig
Title:	Vice President

KRONUS PROPERTY IV, INC.

By:	/s/	Stuart Koenig
Name:	Stuart Koenig
Title:	Vice President

APOLLO REAL ESTATE ADVISORS IV, L.P.

By:	APOLLO REAL ESTATE CAPITAL
ADVISORS IV, INC.
Its General Partner

By:	/s/	Stuart Koenig
Name:	Stuart Koenig
Title:	Vice President

APOLLO REAL ESTATE CAPITAL ADVISORS IV, INC.

By:	/s/	Stuart Koenig
Name:	Stuart Koenig
Title:	Vice President

APOLLO REAL ESTATE MANAGEMENT IV, L.P.

By:	APOLLO REAL ESTATE MANAGEMENT IV, INC.
Its General Partner

By:	/s/	Stuart Koenig
Name:	Stuart Koenig
Title:	Vice President

APOLLO REAL ESTATE MANAGEMENT IV, INC.

By:	/s/	Stuart Koenig
	Name:	Stuart Koenig
	Title:	Vice President